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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           SEPTEMBER 3, 1998


                          CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)





      KENTUCKY                              0-20148                                             61-1187135
   (State or other                       (Commission                                         (I.R.S. Employer
    jurisdiction                          File Number)                                      Identification No.)
   of incorporation)



        The Marketplace, Suite 300
        12910 SHELBYVILLE ROAD, LOUISVILLE, KENTUCKY                                                      40243
         (Address of principal executive offices)                                                    (Zip Code)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (502) 244-2420





_______________________________________________________________________________
         (Former name or former address, if changed since last report)

            This Form consists of 5 consecutively-numbered pages. An index to the Exhibits to this Form appears on page 4.

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

          As previously reported (SEE Current Report on Form 8-K filed August 14, 1998), on August 12, 1998, the Board of Directors of Citizens Financial Corporation (the "COMPANY") approved a plan to redeem on September 8, 1998 all 368 shares then outstanding of its 1995 Class B Convertible Preferred Stock that had not been converted into its Class A Stock by September 3, 1998.

          By the September 3, 1998 deadline, the holders of 359 shares of the 1995 Class B Convertible Preferred Stock had converted such shares into 718,000 shares of the Class A Stock. The holder of the remaining nine shares of 1995 Class B Convertible Preferred Stock sold such shares to the Company for $162,000 or $9.00 per share of the Class A Stock on an if-fully-converted basis. Accordingly, no shares of the 1995 Class B Convertible Preferred Stock are now outstanding and the Company will of course not be required to redeem any of such Stock.

          As a result of these transactions, the number of shares of Class A Stock has increased to 1,802,615 shares. The Company's shareholders' equity has increased by $3,870,545. If these transactions had occurred as of June 30, 1998, total shareholders equity would have been $21,620,281.

          As a further result of the conversions, the number of shares of Class A Stock held by officers, directors and holders of 10% or more of the Class A Stock and their respective affiliates is now 1,044,663 shares while the number of shares held by other holders is now 757,952 shares.

          Additional information concerning the conversions is described in a Press Release dated September 4, 1998 (see Item 7 hereto). In the Press Release, the 1995 Class B Convertible Preferred Stock is referred to generally as the "preferred stock" and the Class A Stock is referred to generally as the "common stock."


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C) EXHIBITS

          99   Press Release dated September 4, 1998

                                       2

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Citizens Financial Corporation



                              By:/S/ LANE A. HERSMAN
                                   Lane A. Hersman,
                                   Executive Vice President



Date:  September 4, 1998

                                       3

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                           EXHIBIT INDEX


Exhibit
NUMBER                   DESCRIPTION                         PAGE


99                  Press Release dated September 4, 1998     5

                                       4